Other Long-Term Liabilities (Detail) - USD ($) $ in Thousands	Apr. 30, 2016	May 02, 2015
Other Long-Term Liabilities
Deferred rent	$ 70,006	$ 90,871
Tax liabilities and reserves	13,758	43,090
Insurance liabilities	15,219	15,277
Other	15,201	12,971
Total other long-term liabilities	$ 114,184	$ 162,209